STEIN
ROE

MONEY MARKET FUNDS

  Government Reserves Fund
  Cash Reserves Fund

Semiannual Report
December 31, 1996

STEIN ROE MUTUAL FUNDS
Building wealth for generations(sm)

Photo of: woman and small child

Contents
----------------------------------------------------------------------
From the President................................................   1
   Tim Armour's thoughts on the markets and investing

Q&A
Government Reserves Fund..........................................   3
Cash Reserves Fund................................................   6
   Interviews with the portfolio manager and a summary of investment activity over the past six months

Investments.......................................................   9
   A complete list of investments with market values

Financial Statements..............................................   12
   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................   15

Financial Highlights..............................................   18
   Selected per-share data

General Information...............................................   20
   A guide to products and services

This report must be preceded or accompanied by a prospectus.

From the President
----------------------------------------------------------------------------

To Our Shareholders

We're pleased to present this semiannual report for the Stein Roe money market funds -- Stein Roe Cash Reserves Fund and Stein Roe Government Reserves Fund.

Mixed Signals

Once again, concern about the direction of interest rates was probably the greatest single influence on money market fund performance over the past six months. Despite the fact that most of the rise in interest rates actually took place in the first quarter of 1996 -- with long-term rates rising quite dramatically in February and March -- investors were never able to overcome their uneasiness about which direction interest rates were actually headed.

   Much of this anxiety was caused by a string of stronger-than-expected economic reports, which raised fears that the economy was overheating. In fact, many investors believed these reports signaled that the Federal Reserve would have to raise short-term interest rates in order to stave off inflation.

   In the end, however, the Federal Reserve decided to hold steady on interest rates. And since then, slowing economic growth and falling commodities prices have helped to ease inflation worries. Increasing crude oil inventories, for example, have pushed crude and heating oil prices down from their October highs, while good harvests both here and in Europe have kept grain prices low. In fact, most economic signals now point to a slowdown, which should help resolve many of the conflicts that plagued money market investors last year. If we are indeed seeing a real moderation in economic activity, we think the next move by the Federal Reserve may be a rate cut, probably some time this summer.

   Of course, lower interest rates may slow the growth of money market funds somewhat during 1997. Nonetheless, we think concern about a possible stock market correction could help to maintain -- or even increase -- the amount of assets flowing into money market funds, particularly as investors seek a safe haven for their investment dollars.

Photo of: Tim Armour, President

The Basics

Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

Sincerely,

/s/ Timothy K. Armour

Timothy K. Armour
President
January 20, 1997

Q&A

An Interview with Jane Naeseth, Portfolio Manager of Government Reserves Fund and Cash Reserves Fund

                                   Fund Data

------------------------------------------------------------------------------
   Investment Objective:

   Seeks maximum current income consistent with safety of capital and maintenance of liquidity by investing in money market securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and in repurchase agreements for U.S. government securities.

   Fund Inception:
   September 20, 1982

   Total Net Assets:
   $67.5 million
------------------------------------------------------------------------------
photo of: Jane Naeseth

Government Reserves Fund

Q: How did the Fund perform?

A: For the six months ended December 31, 1996, Government Reserves Fund posted a 2.36 percent total return, slightly trailing the 2.39 percent median return of its U.S. government money market fund peer group. Although yields stayed in a fairly tight range throughout the second half of 1996, year-end buying pressures helped lift the Fund's seven-day current yield from 4.50 percent on June 30 to 4.70 percent on December 31.

Q: During the last six months, there have been conflicting reports on the strength of the economy and speculation about how the Federal Reserve would respond to these reports. How has this affected your investment strategy?

A: Money market yields typically increase or decrease based on investors' expectations of the next Federal Reserve interest rate move. As the second half of the year began, a series of reports indicated that the economy was growing too quickly. Investors viewed these reports as signals that the Federal Reserve would act to rein in a potentially overheating economy by raising rates sometime in the third quarter. In anticipation of the Federal Reserve's September meeting, a rate increase of about a half point was factored into market rates. We took advantage of these higher rates by holding a large portion of the portfolio in shorter securities and purchasing one-year notes when we could lock in higher yields.

   Following its September meeting, it became clear that the Federal Reserve would hold rates steady. As a result, the tightening move that had been factored into the market disappeared. Another series of conflicting economic reports followed, and investors sensed correctly that the Federal Reserve would take a "wait-and-see" attitude until the economy revealed its true direction. As a result, yields remained in a narrow trading range. At year end, however, rates started to drift slightly higher for purely technical reasons. We made some portfolio adjustments to take advantage of these but, for the most part, we maintained a neutral positioning while we waited for the Federal Reserve's next interest rate move.

Q: What's your outlook for the next few months?

A: We believe greater importance will be attached to the economic reports being released in the first quarter -- especially housing starts, employment and gross national product -- as investors try to anticipate the Federal Reserve's next interest rate move. One group of economists thinks the Federal Reserve will raise short-term rates as inflation edges higher, while another group believes a weakening economy may lead to a rate cut. We believe the economic reports are still too conflicting to make an interest rate bet one way or the other and, as a result, plan to maintain our neutral positioning.

   We plan to focus on capturing the yield spreads that occur between the different sectors in which we invest. We also may increase our holdings of securities with longer maturities if we see that yields are holding steady or declining. Given the current economic uncertainty, we believe the best strategy is to maintain a shorter maturity profile.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund's Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice. Absent past limits, the Fund's seven-day current yield would have been 4.53 percent and its total return would have been less. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's U.S. government money market fund peer group for the one-, five, and 10-year periods ending December 31, 1996, were
4.81 percent, 3.91 percent and 5.42 percent, respectively.


Fund Highlights
----------------------------------------------------------------------------------
                           Government Reserves Fund
                           SECURITIES TYPE BREAKDOWN
----------------------------------------------------------------------------------

                                                PORTFOLIO              PORTFOLIO
                                              JUNE 30, 1996        DECEMBER 31, 1996
----------------------------------------------------------------------------------
Federal Agency Discount Notes                     23.1%                  48.0%
Repurchase Agreements                             54.3                   28.1
Federal Agency Bonds                              22.6                   23.9
                                                 ---------------------------------
Total                                             100.0%                 100.0%
----------------------------------------------------------------------------------

                                   MATURITY

Pie Charts:

                   As of                      As of
               June 30, 1996            December 31, 1996


0-29 Days         77.3%                       49.2%
30-375 Days       22.7%                       50.8%


Q&A

                                   Fund Data
------------------------------------------------------------------------------
   Investment Objective:

   Seeks maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasuries, commercial paper, banker's acceptances and certificates of deposit.

   Fund Inception:
   October 2, 1976

   Total Net Assets:
   $478.7 million
------------------------------------------------------------------------------

Cash Reserves Fund

Q: How did the Fund perform?

A: As of December 31, 1996, the Fund's seven-day current yield was 4.99 percent. The Fund finished the six-month period with a 2.44 percent total return, topping the 2.42 percent median return for its money market fund peer group.

Q: What factors drove performance?

A: It boiled down to uncertainty over the strength of the economy and the Federal Reserve's next interest rate move. Short-term rates haven't changed since the end of January 1996, when the Federal Reserve made the last of three one-quarter point reductions designed to bring the economy to a "soft landing." Since then, conflicting economic reports have had investors guessing -- sometimes incorrectly -- at what the Federal Reserve would do next.

   The release of stronger-than- expected economic reports during the summer and into the third quarter had many investors anticipating that the Federal Reserve would raise rates a half point at its September meeting. The Federal Reserve, however, chose to leave rates unchanged. As soon as investors heard that news, they discounted the increase that previously had been priced into yields. Since then, the markets have remained in a narrow trading range. With mixed economic data, the Federal Reserve maintained a "wait-and-see" attitude at its last two meetings of 1996. Most money managers, as a result, have adopted the same sentiment.

Q: Doesn't year end usually bring a little life to the market?

A: Supply is usually plentiful at year end, as securities dealers try to reduce their inventories to avoid the expense of carrying them into the new year. To entice investors, dealers offer higher rates on these securities. We typically take advantage of these short-lived buying opportunities to enhance the portfolio's yield. In fact, these year-end pressures accounted for most of the change in the Fund's yield from June 30 to December 31.

   We've also found that year end generally offers opportunities for higher yields in certain foreign sectors. Throughout the year, letter of credit commercial paper, which is backed by the full faith and credit of a foreign bank, offers higher yields than the direct obligations of the bank. At year end, however, a trading pattern emerges in which the direct obligations of foreign banks -- certificates of deposit and banker's acceptances -- carry higher yields than letter of credit commercial paper. There is little difference in the credit quality of these securities, so we tend to shift assets into banker's acceptances and certificates of deposit at year end to pursue higher yield potential.

Q: How has the uncertainty over the economy and interest rates affected your investment strategy?

A: We normally try to extend or shorten the Fund's average maturity according to our outlook for interest rates. With no clear signals as to the economy's true direction over the past six months, we've maintained a relatively neutral maturity position of between 40 days and 60 days. When we saw opportunities to lock in higher rates -- for example, just before the Federal Reserve's September meeting -- we bought longer-maturity securities.

Q: Looking ahead, what are your plans for the Fund?

A: We believe the Federal Reserve will hold rates steady until there is a clearer picture of the economy's direction. Yields most likely will remain in a narrow band until the Federal Reserve's next rate move is factored into the markets. We plan to purchase longer-maturity securities when we think they offer attractive yields, but will not lengthen the Fund's average maturity greatly.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's money market fund peer group for the one-, five, and 10-year periods ending December 31, 1996, were
4.88 percent, 3.99 percent and 5.54 percent, respectively.


Fund Highlights
----------------------------------------------------------------------------------
                              Cash Reserves Fund
                           SECURITIES TYPE BREAKDOWN
----------------------------------------------------------------------------------
                                                PORTFOLIO            PORTFOLIO
                                              JUNE 30, 1996      DECEMBER 31, 1996
----------------------------------------------------------------------------------
Commercial Paper                                  77.6%                  65.3%
Yankee Certificates of Deposit                     7.4                   16.1
Corporate Notes                                    8.4                    8.4
Eurodollar Certificates of Deposit                  --                    5.0
Yankee Banker's Acceptances                         --                    4.2
Federal Agencies                                   5.3                    1.0
Letter of Credit Commercial Paper                  1.3                     --
                                                 ---------------------------------
Total                                             100.0%                 100.0%
---------------------------------------------------------------------------------

                                   MATURITY
Pie Charts:

                       As of                    As of
                   June 30, 1996          December 31, 1996
0-4 Days               13.2%                    5.6%
5-14 Days              18.0%                   38.2%
15-29 Days             46.4%                   23.1%
30-59 Days              8.6%                   16.2%
60-89 Days              4.2%                   11.7%
90-375 Days             5.3%                    1.0%
376+ Days               4.3%                    4.2%


Government Reserves Fund
----------------------------------------------------------------------------------------------
INVESTMENTS AS OF DECEMBER 31, 1996
(DOLLAR AMOUNTS IN THOUSANDS)
(UNAUDITED)
                                             INTEREST     MATURITY     PRINCIPAL      MARKET
                                               RATE*        DATE         AMOUNT        VALUE
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (80.0%)
Federal Home Loan Bank...........             5.430%        1/10/97       $10,000      $10,000
Federal Home Loan Bank Callable Note          5.750         1/09/98         3,000        3,000
Federal Home Loan Mortgage
   Corporation...................             5.317         1/14/97         6,000        5,989
Federal Home Loan Mortgage
   Corporation...................             5.577         1/30/97         7,793        7,758
Federal Home Loan Mortgage
   Corporation...................             5.578         1/31/97        12,425       12,368
Federal National Mortgage Association         5.290         2/18/97        10,000        9,930
Student Loan Marketing Association
   Callable Note.................             5.750         1/08/98         5,000        5,000
                                                                                        ------
TOTAL U.S. GOVERNMENT
   AGENCY OBLIGATIONS
   (Amortized Cost $54,045).......................................................      54,045
----------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (31.3%)
BA Securities; 1/02/97
   agreement collateralized by Federal
   Home Discount Note,
   due 12/11/97..................             6.500        1/02/97          6,095        6,095
CIBC Wood Gundy Securities; 1/02/97
   agreement collateralized by Federal
   Farm Credit Bank Note, 5.220%
   due 3/03/97...................             5.850        1/02/97         15,000       15,000
                                                                                        ------
TOTAL REPURCHASE AGREEMENTS
   (Amortized cost $21,095).......................................................      21,095
----------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (111.3%)
   (Amortized cost $75,140).......................................................      75,140
OTHER ASSETS, LESS LIABILITIES (-11.3%)...........................................      (7,625)
                                                                                        ------
TOTAL NET ASSETS (100%)...........................................................     $67,515
                                                                                     =========
----------------------------------------------------------------------------------------------

* The interest rate is the effective rate at the date of purchase.

See accompanying notes to financial statements.


Cash Reserves Fund
----------------------------------------------------------------------------------------------
INVESTMENTS AS OF DECEMBER 31, 1996
(DOLLAR AMOUNTS IN THOUSANDS)
(UNAUDITED)
                                               INTEREST     MATURITY    PRINCIPAL    MARKET
                                                RATE*        DATE        AMOUNT       VALUE
----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (63.0%)
ELECTRONICS (4.2%)
**General Signal Corp. ........             5.680-5.681%  1/22-1/23/97    $ 20,200    $ 20,132

FINANCIAL SERVICES (54.8%)
   BANKING (7.5%)
   Goldman Sachs Group, Ltd. ..                   8.254        1/02/97      12,000      11,997
   Sumitomo Bank Capital Markets Inc.
      (gtd. by Sumitomo Bank Ltd.)                5.655        2/12/97      24,000      23,843
                                                                                       -------
                                                                                        35,840

   BUSINESS CREDIT INSTITUTIONS (9.4%)
   Finova Capital Corp. .......                   5.801        1/13/97      23,000      22,957
   Whirlpool Financial Corp. ..             5.487-6.112   1/08-3/20/97      22,000      21,879
                                                                                       -------
                                                                                        44,836

   INSURANCE (0.3%)
   **ITT Hartford Group Inc. ..                   6.158        1/08/97       1,545       1,544

   LENDING INSTITUTIONS (1.0%)
   Oak Funding Corp. ..........                   5.854        1/13/97       4,800       4,791

   MISCELLANEOUS FINANCIAL (36.6%)
   Countrywide Home Loans
      (gtd. by Countrywide Credit
      Industries)..............                   6.063        1/09/97      23,000      22,969
   **Enterprise Funding Corp...                   5.725        1/15/97      20,000      19,956
   Heller Financial, Inc. .....                   5.682        1/22/97      24,000      23,921
   **Old Line Funding Corp. ...                   5.740        1/31/97      24,000      23,886
   **Pooled Assets Receivable Capital             5.665        1/03/97      15,040      15,035
   **Thames Asset Global
      Securitization...........                   5.577        1/06/97      12,646      12,637
   **Tri-Lateral Capital USA Inc.                 5.661        1/17/97      17,000      16,958
   **Windmill Funding Corp. ...                   5.506        1/16/97      20,000      19,954
   **Working Capital Management                   5.690        1/30/97      20,000      19,909
                                                                                       -------
                                                                                       175,225
                                                                                       -------
TOTAL FINANCIAL SERVICES..........................................................     262,236

PAPER PRODUCTS (4.0%)
**Temple Inland Inc. ..........                  5.821        1/14/97       19,000      18,960
                                                                                       -------
TOTAL COMMERCIAL PAPER
   (Amortized cost $301,325)......................................................     301,328
------------------------------------------------------------------------------------------------

Cash Reserves Fund CONTINUED
-------------------------------------------------------------------------------------------------
                                             INTEREST    MATURITY        PRINCIPAL        MARKET
                                               RATE*       DATE            AMOUNT          VALUE
-------------------------------------------------------------------------------------------------


VARIABLE RATE NOTES (8.4%)
FINANCIAL SERVICES
**American Honda Finance Corp.
   (gtd. by Honda Motor Co. Inc.)             5.565%      3/14/97        $ 20,000       $ 20,000
Morgan Stanley Group Inc. .....               5.625      11/16/98          20,000         20,000
                                                                                         -------
TOTAL VARIABLE RATE NOTES
   (Amortized cost $40,000).......................................................        40,000
---------------------------------------------------------------------------------------------------

SOVEREIGN (2.5%)
**Venantius AB (gtd. by Kingdom
   of Sweden)
   (Amortized cost $12,036)....               5.514       3/04/97           12,150       12,036
---------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATION (1.0%)
Federal Home Loan Banks
   (Amortized cost $5,000).....               5.750       1/09/98            5,000       5,000
---------------------------------------------------------------------------------------------------

YANKEE CERTIFICATES OF DEPOSIT (25.2%)
FINANCIAL SERVICES
Bank of Tokyo/Mitsubishi.......               5.530       3/11/97           15,000      15,000
Dai-ichi Kangyo Bank...........         5.715-5.877  1/16-2/18/97           20,000      19,900
Fuji Bank Ltd.-Chicago.........               5.690       1/14/97           22,000      22,000
Industrial Bank of Japan.......               5.630       1/10/97           20,000      20,000
Norinchukin Bank...............               5.639      1/06/97            24,000      24,000
Sanwa Bank.....................               5.643      1/10/97            20,000      20,000
                                                                                       -------
TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (Amortized cost $120,900)......................................................     120,900
---------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.1%)
   (Amortized cost $479,264)......................................................     479,264
OTHER ASSETS, LESS LIABILITIES (-0.1%)............................................       (593)
                                                                                       -------
TOTAL NET ASSETS (100.0%).........................................................    $478,671
                                                                                    ==========
---------------------------------------------------------------------------------------------------

*The interest rate is the effective rate at the date of purchase.

**Represents private placement securities exempt from registration by
Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 1996, the aggregate value of the Fund's private placement securities was $201,005, which represented 42.0 percent of net assets. None of these are deemed to be illiquid securities.

See accompanying notes to financial statements.


Balance Sheets
---------------------------------------------------------------------------------------
December 31, 1996
(All Amounts in Thousands, Except Per-Share Amounts)
(Unaudited)

                                                        GOVERNMENT          CASH
                                                          RESERVES      RESERVES
                                                              FUND          FUND
                                                       -----------      --------
ASSETS

Investments, at value (including $21,095 in
   repurchase agreements for Government
   Reserves)......................................         $75,140      $479,264
Accrued interest receivable.......................             543           583
Receivable for fund shares sold...................              --         4,701
Cash and other assets.............................             173         1,611
                                                           -------     ---------
   Total Assets...................................         $75,856      $486,159
                                                         =========    ==========
LIABILITIES

Payable for investments purchased.................         $ 8,000       $ 5,000
Payable for fund shares redeemed..................              --         1,763
Dividends payable.................................              66           282
Payable to investment adviser and transfer agent..              25           278
Other liabilities.................................             250           165
                                                           -------     ---------
   Total Liabilities..............................           8,341         7,488
                                                           -------     ---------
CAPITAL

Paid-in-capital...................................          67,555      478,535
Accumulated net realized gains
  (losses) on investments                                      (40)         136
                                                           -------     ---------
   Total Capital (Net Assets).....................          67,515       478,671
                                                           -------     ---------
   Total Liabilities and Capital..................         $75,856      $486,159
                                                         =========    ==========
Shares Outstanding (Unlimited Number Authorized)..          67,554       478,305
                                                         =========    ==========
Net Asset Value (Capital) Per Share...............         $ 1.00        $ 1.00
                                                         =========    ==========

See accompanying notes to financial statements.


Statements of Operations
-----------------------------------------------------------------------------------------
For The Six Months Ended
December 31, 1996
(All Amounts in Thousands)
(Unaudited)

                                                                 GOVERNMENT     CASH
                                                                 RESERVES       RESERVES
                                                                 FUND           FUND
                                                                 -----------    --------
INVESTMENT INCOME
Interest Income...................................               $1,716         $13,595

EXPENSES
Management fees...................................                   81             615
Administrative fees...............................                   81             615
Transfer agent fees...............................                   49             369
Printing and postage..............................                   18             132
Registration fees.................................                   14              30
Accounting fees...................................                   13              18
Legal and audit fees..............................                   11              11
Trustees' fees....................................                    9              12
Other expenses....................................                   15              93
                                                                 ------         -------
                                                                    291           1,895
Reimbursement of expenses by investment adviser...                  (64)             --
                                                                 ------         -------
   Total Expenses.................................                  227           1,895
                                                                 ------         -------
   Net Investment Income..........................                1,489          11,700
                                                                 ------         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,489         $11,700
                                                                 ======         =======

See accompanying notes to financial statements.


Statements of Changes in Net Assets
----------------------------------------------------------------------------------------
(ALL AMOUNTS IN THOUSANDS)
(Unaudited)

                                                     GOVERNMENT RESERVES FUND                      CASH RESERVES FUND
                                                        YEAR     SIX MONTHS                        YEAR       SIX MONTHS
                                                       ENDED          ENDED                       ENDED            ENDED
                                                     JUNE 30,       DEC. 31,                    JUNE 30,         DEC. 31,
                                                        1996           1996                        1996             1996
                                                   -------------------------                   --------------------------
OPERATIONS
Net investment income...............                $  4,210       $  1,489                     $  24,237      $  11,700
Net realized gains (losses) on investments                 3             --                            --             --
                                                   ---------      ---------                    ----------     ----------
   Net Increase in Net Assets Resulting
     from Operations................                   4,213          1,489                        24,237         11,700
                                                   ---------      ---------                    ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                  (4,210)        (1,489)                     (24,237)        (11,700)
                                                   ---------      ---------                   ----------      ----------

SHARE TRANSACTIONS
Subscriptions to fund shares........                  60,169         39,552                      711,619         390,338
Investment income dividends reinvested                 3,737          1,263                       22,397          10,656
Redemptions of fund shares..........                 (90,299)       (40,228)                    (755,339)       (399,163)
                                                   ---------      ---------                   ----------      ----------
   Net Increase (Decrease) from
     share Transactions.............                 (26,393)           587                      (21,323)          1,831
                                                   ---------      ---------                   ----------      ----------
   Net Increase (Decrease) in Net Assets             (26,390)           587                      (21,323)          1,831

TOTAL NET ASSETS
Beginning of period.................                  93,318         66,928                      498,163         476,840
                                                   ---------      ---------                   ----------      ----------
End of period.......................                $ 66,928       $ 67,515                    $ 476,840       $ 478,671
                                                  ==========     ==========                   ==========      ==========

ANALYSES OF CHANGES IN SHARES
  OF BENEFICIAL INTEREST
Subscriptions to fund shares........                  60,169         39,552                      711,619         390,338
Investment income dividends reinvested                 3,737          1,263                       22,397          10,656
                                                   ---------      ---------                   ----------      ----------
                                                      63,906         40,815                      734,016         400,994
Redemptions of fund shares                           (90,299)       (40,228)                    (755,339)       (399,446)
                                                   ---------      ---------                   ----------      ----------

Net increase (decrease) in fund shares               (26,393)           587                      (21,323)          1,548
Shares outstanding at beginning of period             93,360         66,967                      498,080         476,757
                                                   ---------      ---------                   ----------      ----------

Shares outstanding at end of period.                  66,967         67,554                      476,757         478,305
                                                  ==========     ==========                   ==========      ==========

See accompanying notes to financial statements.

Notes to Financial Statements
------------------------------------------------------------------------------

Note 1. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe Government Reserves Fund and Stein Roe Cash Reserves Fund (the "Funds"), each a series of Stein Roe Income Trust (a Massachusetts business trust).

Investment Valuations

The Funds utilize the amortized cost method to value their investments, which approximates market value. This technique involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50 of 1 percent or more exists between a Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets of the Funds are valued by a method that the Board of Trustees believes represents a fair value.

Federal Income Taxes

No provision is made for federal income taxes since the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

Distributions to Shareholders

The Funds declare income dividends from net investment income daily and pay these dividends monthly.

Other Information

Realized gains or losses from sales of securities are determined on the specific identified cost basis.

   The Funds attempt to maintain their net asset value per share at $1.00, which they believe will be possible under most conditions.

   The Funds require issuers of repurchase agreements to transfer the securities underlying the agreements to the Funds' custodian at the time of payment for the repurchase agreement. The Funds monitor the value of securities underlying a repurchase agreement during the term of the agreement.

   All amounts, except per-share amounts, are shown in thousands.

Note 2. Portfolio Composition

Government Reserves Fund invests in U.S. government securities maturing in thirteen months or less from the date of purchase, and repurchase agreements collateralized by U.S. government securities, regardless of the maturities of such securities. U.S. government securities include securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.

   Cash Reserves Fund invests in U.S. dollar-denominated money market instruments maturing in thirteen months or less from time of investment. Under normal market conditions, the Fund will invest at least 25 percent of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial services institutions). At December 31, 1996, 88.4 percent of the Fund's total assets were invested in the financial services industry. In addition, at December 31, 1996, 72.3 percent of the Fund's investments were in instruments of entities located in the United States and 25.2 percent were in instruments of Japanese entities. Country determination is based on either the location of the issuer or, in the case of those instruments that are guaranteed by another entity, the location of the guarantor.

   See each Fund's schedule of investments for additional information on portfolio composition.

Note 3. Trustees' Fees and Transactions with Affiliates

The Funds pay monthly management and administrative fees to Stein Roe &Farnham, an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The administrative fee for each Fund is .25 of 1 percent of the first $500 million of average daily net assets, .20 of 1 percent of the next $500 million, and
 .15 of 1 percent over $1 billion. The management fee is .25 of 1 percent of average daily net assets.

   The administrative agreements of the Funds provide that the Adviser will reimburse each Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which each Fund's shares are offered for sale.

   In addition, the Adviser has agreed to reimburse Government Reserves Fund to the extent that its expenses exceed .70 of 1 percent of average daily net assets. This expense limitation expires October 31, 1997, subject to earlier termination by the Adviser on 30 days' notice.

   The transfer agent fees of the Funds are paid to SteinRoe Services Inc.
(SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as a sub-transfer agent for the Funds.

   The Adviser also provides the Fund with certain Fund accounting services. For the six months ended December 31, 1996, Government Reserves Fund and Cash Reserves Fund incurred fees of $13 and $18, respectively.

   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Government Reserves Fund and Cash Reserves Fund for the six months ended December 31, 1996, was $9 and $12, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 4. Investment Transactions

Cost of investments of the Funds was the same for financial reporting purposes and federal income tax purposes.


Financial Highlights (Unaudited)

Government Reserves Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                      Years Ended June 30,
                                                                1988        1989        1990
                                                                -------     -------     -------
Net Asset Value, Beginning of Period                            $  1.000    $  1.000    $ 1.000
                                                                 -------     -------     -------
         Net investment income                                     0.058       0.080       0.078
         Distributions from net investment income                 (0.058)     (0.080)     (0.078)
                                                                 -------     -------     -------
Net Asset Value, End of Period                                  $  1.000    $  1.000     $ 1.000
                                                                 =======      ======      ======
Ratio of net expenses to average net assets (a)                     0.87%       0.70%       0.70%
Ratio of net investment income to average net assets (b)            5.75%       8.02%       7.79%
Total return (b)                                                    5.90%       8.27%       8.05%
Net assets, end of period                                        $41,787     $50,185     $53,400
                                                                      Years Ended June 30,
                                                                1991        1992        1993
                                                                --------    --------    --------
Net Asset Value, Beginning of Period                            $  1.000    $  1.000    $  1.000
                                                                --------    --------    --------
         Net investment income                                     0.066       0.044       0.027
         Distributions from net investment income                 (0.066)     (0.044)     (0.027)
                                                                 -------    --------    --------
Net Asset Value, End of Period                                  $  1.000    $  1.000    $  1.000
                                                                 =======     =======     =======
Ratio of net expenses to average net assets (a)                     0.70%       0.70%       0.70%
Ratio of net investment income to average net assets (b)            6.41%       4.27%       2.75%
Total return (b)                                                    6.74%       4.45%       2.78%
Net assets, end of period                                       $102,860    $132,982    $104,220
                                                                                                       Six
                                                                                                    Months
                                                                                                     Ended
                                                                       Years Ended June 30,       Dec. 31,
                                                                  1994        1995        1996        1996
                                                                --------    -------     -------     -------
Net Asset Value, Beginning of Period                            $  1.000   $  1.000     $ 1.000     $ 1.000
                                                                --------    -------     -------     -------
         Net investment income                                     0.027      0.047       0.050       0.024
         Distributions from net investment income                 (0.027)    (0.047)     (0.050)     (0.024)
                                                                --------    -------     -------     -------
Net Asset Value, End of Period                                  $  1.000    $ 1.000     $ 1.000     $ 1.000
                                                                ========    =======     =======      ======
Ratio of net expenses to average net assets (a)                     0.70%      0.70%       0.70%       0.70%*
Ratio of net investment income to average net assets (b)            2.71%      4.65%       4.94%       4.59%*
Total return (b)                                                    2.74%      4.78%       5.01%       2.36%
Net assets, end of period                                       $105,488    $93,318     $66,928     $67,515

* Annualized

(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment Adviser, this ratio would have been 0.93, 0.98, 0.83, 0.79, 0.76, 0.75, 0.75, 0.82 and 0.90 percent for the years ended June 30, 1988 through 1996, and the six months ended December 31, 1996, respectively.
(b) Computed giving effect to investment Adviser's expense limitation undertaking.

Cash Reserves Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                          Six
                                                                Year      Months      Years
                                                                Ended     Ended       Ended
                                                                Dec. 31,  June 30,    June 30,
                                                                1987      1988        1989
                                                                --------  --------    --------
Net Asset Value, Beginning of Period                            $  1.000  $  1.000    $  1.000
                                                                --------  --------    --------
         Net investment income                                     0.060     0.032       0.081
         Distributions from net investment income                 (0.060)   (0.032)     (0.081)
                                                                --------  --------    --------
Net Asset Value, End of Period                                  $  1.000  $  1.000    $  1.000
                                                                ========  ========    ========
Ratio of expenses to average net assets                             0.72%     0.70%*      0.75%
Ratio of net investment income to average net assets                6.02%     6.36%*      8.13%
Total return                                                        6.15%     6.43%*      8.41%
Net assets, end of period                                       $962,901  $930,074    $948,018
                                                                           Years Ended June 30,
                                                                1990      1991        1992         1993
                                                                --------  --------    --------     --------
Net Asset Value, Beginning of Period                            $  1.000  $  1.000    $  1.000     $  1.000
                                                                --------  --------    --------     --------
         Net investment income                                     0.079     0.068       0.044        0.028
         Distributions from net investment income                 (0.079)   (0.068)     (0.044)      (0.028)
                                                                --------  --------    --------     --------
Net Asset Value, End of Period                                  $  1.000  $  1.000    $  1.000     $  1.000
                                                                ========    =======   ========     ========
Ratio of expenses to average net assets                             0.76%     0.78%       0.78%        0.79%
Ratio of net investment income to average net assets                7.94%     6.81%       4.40%        2.81%
Total return                                                        8.20%     6.98%       4.49%        2.83%
Net assets, end of period                                       $949,803  $840,525    $711,087     $627,110
                                                                                                   Six
                                                                                                   Months
                                                                                                   Ended
                                                                      Years Ended June 30,         Dec. 31,
                                                                1994      1995        1996         1996
                                                                --------  --------    --------     --------
Net Asset Value, Beginning of Period                            $  1.000  $  1.000    $  1.000       $1.000
                                                                --------  --------    --------     --------
         Net investment income                                     0.028     0.048       0.050        0.025
         Distributions from net investment income                 (0.028)   (0.048)     (0.050)      (0.025)
                                                                --------  --------    --------     --------
Net Asset Value, End of Period                                  $  1.000  $  1.000    $  1.000       $1.000
                                                                ========  ========    ========     ========
Ratio of expenses to average net assets                             0.79%     0.76%       0.78%        0.77%*
Ratio of net investment income to average net assets                2.77%     4.83%       4.98%        4.75%*
Total return                                                        2.81%     4.96%       5.07%        2.44%
Net assets, end of period                                       $554,713  $498,163    $476,840     $478,671

* Annualized

A Guide to Stein Roe Services
------------------------------------------------------------------------------
We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.

Purchases

In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o AUTOMATIC INVESTMENT PLAN -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o SPECIAL INVESTMENTS -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

Exchanges

  o TELEPHONE EXCHANGE -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o AUTOMATIC EXCHANGE -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

Redemptions

  o TELEPHONE REDEMPTION BY CHECK -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o TELEPHONE REDEMPTION BY WIRE -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o SPECIAL REDEMPTION OPTION -- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o AUTOMATIC REDEMPTION PLAN -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 max imum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o  MONEY MARKET FUND CHECK
     WRITING -- Write checks for $50 or more on your money market fund account.

*Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

Distributions

Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:

  o DIVIDEND PURCHASE OPTION -- Use the distributions from one Stein Roe fund account ($25 minimum) to automatically purchase shares in your account with another Stein Roe fund.

  o AUTOMATIC DIVIDEND DEPOSIT -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

Recordkeeping

  o SUMMARY OF INVESTMENTS -- Consolidates quarterly transaction and investment infor mation for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

Funds for Every Investment Objective
-----------------------------------------------------------------------------

The Stein Roe family of mutual funds offers a variety of funds so you can select the right fund, or combination of funds, to meet your investment objectives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the prospectus carefully before you invest or send money.

Money Market Funds

Money market funds seek to provide income while preserving principal and maintaining liquidity. These funds offer free check writing.

  o GOVERNMENT RESERVES FUND -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.*

  o CASH RESERVES FUND -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*

Bond Funds

Bond funds seek high current income by investing pri marily in fixed income securities.

  o GOVERNMENT INCOME FUND -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies.*

  o INTERMEDIATE BOND FUND-- Invests primarily in marketable debt securities with an average life of three to 10 years.

  o INCOME FUND -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

  o HIGH YIELD FUND -- Invests in high yield, high-risk, medium- and lower-quality debt securities that may involve greater risk.

Tax-Exempt Funds

These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.

  o MUNICIPAL MONEY MARKET FUND -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*

  o INTERMEDIATE MUNICIPALS FUND -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that these funds will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

  o MANAGED MUNICIPALS FUND -- Pursues high tax-free income by investing in a quality-conscious portfolio of long-term municipal bonds.

  o HIGH-YIELD MUNICIPALS FUND -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.

Growth and Income Funds

These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.

  o BALANCED FUND+ -- Seeks long-term growth of capital and current income consistent with reasonable investment risk by investing in equities, debt securities and cash equivalents.

  o GROWTH & INCOME FUND+ -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.

Growth Funds

Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.

  o GROWTH STOCK FUND -- Pursues long-term capital appreciation from stocks with strong growth potential.

  o SPECIAL FUND -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, under followed or out-of-favor companies.

  o SPECIAL VENTURE FUND -- Seeks capital appreciation through equity securities of entre preneurially managed companies.

  o YOUNG INVESTOR FUND -- Invests in securities of companies that affect the lives of children or teenagers.

  o CAPITAL OPPORTUNITIES FUND+-- Takes a long-term approach to emerging growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.

  o INTERNATIONAL FUND -- Invests in a diversified portfolio of foreign securities.

  o EMERGING MARKETS FUND -- Seeks long-term capital appreciation through emerging market investment opportunities.

+Balanced Fund was formerly Total Return Fund; its name and investment objective were modified April 17, 1996. Growth &Income Fund was formerly Prime Equities; its name and objective were modified on February 1, 1996. Total return from inception for Capital Opportunities Fund is from the date its current name and investment objective were established. Capital Opportunities Fund closed to new investors on September 30, 1996, in accordance with conditions set forth in the prospectus.

To Contact Us. . .
------------------------------------------------------------------------------

By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 8 a.m. to 5 p.m. Saturday and Sunday (central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line

Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your
  Stein Roe accounts;
o Purchase Fund shares by electronic transfer;
o Order additional account
  statements and money market
  fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts

Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.

   For information on IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to: P.O. Box 8900, Boston,
MA 02205-8900.

   To contact us by e-mail, send correspondence directly to comments @steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you infor mation about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Stein Roe Income Trust
------------------------------------------------------------------------------

Trustees

Timothy K. Armour
President, Mutual Fund Division and
Director, Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel,
Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
University of Washington
Thomas C. Theobald
Managing Partner, William Blair
Capital Partners

Officers

Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President,
  Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Ann H. Benjamin, Vice President
Philip J. Crosley, Vice President
Michael T. Kennedy, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Treasurer
Janet B. Rysz, Assistant Secretary

Agents and Advisers

Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

THE STEIN ROE MUTUAL FUNDS

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


                            Stein Roe Mutual Funds
                                 P.O. Box 8900
                       Boston, Massachusetts 02205-8900
                    Financial Advisors call: 1-800-322-0593
                       Shareholders call: 1-800-338-2550
                            http://www.steinroe.com

   In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor.

                  Liberty Securities Corporation, Distributor
                                  Member SIPC

                                     MM12A